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                                                                   EXHIBIT 99.1

            [This proxy card will be printed on white card stock.]

                                                                          PROXY
                            HEWLETT-PACKARD COMPANY
[LOGO OF HEWLETT-PACKARD]


                  Special Meeting of Shareowners--     , 2002


         This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints Carleton S. Florina and Ann O. Baskins, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of Common Stock of Hewlett-Packard Company held
of record by the undersigned at the close of business on      , 2002, at the
special meeting of shareowners to be held on     ,      , 2002, or any
adjournment or postponement thereof.


   IMPORTANT--This proxy card must be signed and dated on the reverse side.

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                [CONTROL NUMBER]
                                                       [LOGO OF HEWLETT-PACKARD]




                            HEWLETT-PACKARD COMPANY
   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.


   Proposal to approve the issuance of shares of Hewlett-Packard Company common stock in     For Against Abstain
   connection with a merger of Heloise Merger Corporation with and into Compaq Computer      [_]   [_]     [_]
   Corporation contemplated by the Agreement and Plan of Reorganization among HP, Heloise
   Merger Corporation and Compaq.





                                                 WHEN PROPERLY EXECUTED, THIS
                                                 PROXY WILL BE VOTED IN THE
                                                 MANNER DIRECTED HEREIN BY THE
                                                 UNDERSIGNED SHAREOWNER. IF NO
                                                 DIRECTION IS MADE, THIS PROXY
                                                 WILL BE VOTED FOR THE
                                                 ABOVE-DESCRIBED PROPOSAL AT
                                                 THE SPECIAL MEETING OR ANY
                                                 ADJOURNMENT OR POSTPONEMENT
                                                 THEREOF.



___________________________ _________________________ Dated: ____________, 2002
Signature                   Signature
Title: ____________________ Title: __________________


  Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.


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                            DETACH PROXY CARD HERE

                             THANK YOU FOR VOTING!